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                     SUPPLEMENT DATED JANUARY 21, 2014 TO

                       PROSPECTUS DATED MAY 1, 2013 FOR

             SCHEDULED PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please read it carefully and keep it with your prospectus for future reference.

The Company is instituting a surrender charge waiver and access charge waiver for full surrenders effected from March 3, 2014 through November 14, 2014. If you take a full surrender of your contract during this period you will not be subject to surrender charges or access charges. Surrender charges and access charges will still apply for any partial withdrawal taken from your contract during this period. Please note, however, that we will continue to waive surrender charges and access charges for full surrenders and partial withdrawals that occur within six months of the Annuity Commencement Date. If you take a full surrender, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract.

18326 SUPPA 01/21/14